UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2014

FLIR Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Oregon	0-21918	93-0708501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27700 SW Parkway Avenue
Wilsonville, Oregon 97070
(Address of registrant’s principal executive offices, including zip code)

(503) 498-3547
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Senior Vice President, General Counsel and Secretary
On May 23, 2014, William W. Davis, the Senior Vice President, General Counsel and Secretary of FLIR Systems, Inc. (the “Company”), notified the Company of his intent to retire effective as of June 30, 2014. Mr. Davis has served as the Senior Vice President, General Counsel and Secretary of the Company since 2007. In connection with his retirement, it is expected that the Company will provide Mr. Davis with a lump sum payment equal to approximately four months of his base salary. The Company has initiated a search for Mr. Davis’s successor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2014     FLIR SYSTEMS, INC.

By /s/ Anthony L. Trunzo
Anthony L. Trunzo
Sr. Vice President, Finance and Chief Financial Officer